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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 1, 2001

                            THE ACKERLEY GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            1-10321                                  91-1043807
---------------------------------       ----------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

                          1301 Fifth Avenue, Suite 4000
                            Seattle, Washington 98101
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (206) 624-2888


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Item 5. Other Events

     On November 1, 2001, The Ackerley Group, Inc. (the "Company") issued a press release with respect to its financial results for the quarter ended September 30, 2001, the third quarter of its fiscal year 2001. The press release is filed as Exhibit 99.1 hereto. Additionally, on November 1, 2001, the Company hosted a conference call with respect to such third quarter financial results. A transcript of the conference call is filed as Exhibit 99.2 hereto.

Item 7.  Exhibits

         99.1 Press Release dated November 1, 2001

         99.2 Transcript of November 1, 2001 Conference Call


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE ACKERLEY GROUP, INC.

Dated: November 1, 2001                       By: /s/ Christopher H. Ackerley
                                              --------------------------------
                                              Name: Christopher H. Ackerley
                                              Title: President



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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated November 1, 2001

99.2                       Transcript of November 1, 2001 Conference Call